UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2006

FUSHI INTERNATIONAL, INC.

 (Exact name of Registrant as specified in charter)

Nevada	0-19276	13-3140715
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

1 Shuang Qiang Road, Jinzhou, Dalian, People’s Republic of China	116100
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (011)-86-411-8770-3333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 8.01. Other Events

On December 11, Fushi International, Inc. (the “Company”) received service of an action filed by Kuhns Brothers, Inc., Kuhns Brothers Securities Corp., and Kuhns Brothers & Co., Inc. against the Company in the United States District Court, District of Connecticut on November 27, 2006.  The Action seeks declaratory judgment concerning the interpretation and enforceability of specific terms of the engagement letter agreement, dated May 27, 2005, by and between Kuhns Brothers, Inc. and the Company, which the Company terminated in September 2006.  The Company believes that the plaintiffs’ claims are without merit and intends to vigorously defend the Action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2006	FUSHI INTERNATIONAL, INC.

/s/ Chris Wang
Chris Wang
Chief Financial Officer